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                                                                                                                        Exhibit 4.01

 NUMBER      [LOGO]            OCCUPATIONAL HEALTH + REHABILITATION INC                        SHARES
- -------                                                                                        ---------

- -------                                                                                        ---------
                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                     THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK CITY, NY

  COMMON STOCK                                                                                   SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                          CUSIP 674617 10 5

This Certifies that



   is the owner of


   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE OF

                    OCCUPATIONAL HEALTH + REHABILITATION INC

transferable only on the books of the Corporation by the holder hereof in person
or by duly authorized attorney upon surrender of this certificate properly             COUNTERSIGNED AND REGISTERED:
endorsed.                                                                              STATE STREET BANK AND TRUST COMPANY
     This certificate and the shares of Common Stock represented hereby are
received and held subject to the laws of the State of Delaware and to the                                            TRANSFER AGENT
Restated Certificate of Incorporation and the Restated By-Laws of the                                                 AND REGISTRAR,
Corporation, all as from time to time amended, and the owner of this certificate       BY
by accepting the same expressly assents thereto.  This certificate is not valid
unless countersigned by the Transfer Agent and registered by the Registrar.                                     AUTHORIZED SIGNATURE
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:

                                   TREASURER                                                   PRESIDENT

                                                                   [SEAL]
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                    OCCUPATIONAL HEALTH + REHABILITATION INC

         The Corporation is authorized to issue more than one class of series of stock. Upon written request, the Corporation will furnish without charge to each stockholder a copy of the powers, designations preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations:

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
     TEN COM  - as tenants in common              UNIF GIFT ACT - _____________ CUSTODIAN ___________________
     TEN ENT  - as tenants by the entireties                        (Cust)                     (Minor)
     JT TEN   - as joint tenants with right                     under Uniform Gifts to Minors
                of survivorship and not as                  Act _____________________________________________
                 tenants in common                                          (State)
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     Additional abbreviations may also be used though not in the above list.

         For value received, ____hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------------------------


- -----------------------------------------


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
_______________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of

the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________________________________________


                                    ____________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE

        SIGNATURE(S) GUARANTEED     ____________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO B.E.C. RULE 17Ad-16.